SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the registrant [X]
Filed by a party other than the registrant

Check the appropriate box:
[ ] Preliminary proxy statement     [ ]  Confidential, for use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive proxy statement
|_|  Definitive additional materials
|_|  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                                PHS Bancorp, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
  [X]    No fee required
  [ ]    Fee computed on table below per Exchange  Act Rules  14a-6(i)(1)  and
         0-11.

         (1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------

         (2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------

         (4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------

         (5)  Total fee paid:
--------------------------------------------------------------------------------

  [ ] Fee paid previously with preliminary materials.

  [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount previously paid:
--------------------------------------------------------------------------------

         (2) Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------

         (3) Filing Party:
--------------------------------------------------------------------------------

         (4) Date Filed:
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


                         [PHS BANCORP, INC. LETTERHEAD]





March 23, 2001


To Our Stockholders:

         We are pleased to invite you to attend the Annual Meeting of Stockholders of PHS Bancorp, Inc. (the "Company") to be held at Beaver Valley Country Club, Patterson Heights, Beaver Falls, Pennsylvania, on Thursday, April 26, 2001 at 9:00 a.m., eastern time.

         The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting. During the Annual Meeting, I will report on the operations of the Company. Directors and officers of the Company, as well as a representative of S.R. Snodgrass, A.C., Certified Public Accountants, will be present to respond to any questions you may have.

         You will be asked to elect two directors and to ratify the appointment of S.R. Snodgrass, A.C., as the Company's independent accountants for the fiscal year ended December 31, 2001. The Board of Directors has unanimously approved each of these proposals and recommends that you vote FOR them.

         Your vote is important, regardless of the number of shares you own and regardless of whether you plan to attend the Annual Meeting. I encourage you to read the enclosed proxy statement carefully and sign and return your enclosed proxy card as promptly as possible because a failure to do so could cause a delay in the Annual Meeting and additional expense to the Company. A postage-paid return envelope is provided for your convenience. This will not prevent you from voting in person, but it will assure that your vote will be counted if you are unable to attend the Annual Meeting. If you do decide to attend the Annual Meeting and feel for whatever reason that you want to change your vote at that time, you will be able to do so. If you are planning to attend the Annual Meeting, please let us know by marking the appropriate box on the proxy card.

                                                     Sincerely,


                                                     /s/James P. Wetzel, Jr.
                                                     ---------------------------
                                                     James P. Wetzel, Jr.
                                                     President

--------------------------------------------------------------------------------
                                PHS BANCORP, INC.
                                744 SHENANGO ROAD
                        BEAVER FALLS, PENNSYLVANIA 15010
                                 (724) 846-7300
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 26, 2001
--------------------------------------------------------------------------------

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of PHS Bancorp, Inc. (the "Company"), will be held at Beaver Valley Country Club, Patterson Heights, Beaver Falls, Pennsylvania, on Thursday, April 26, 2001, at 9:00 a.m., eastern time, for the following purposes:

1.   To elect two directors of the Company; and

2.   To  ratify  the  appointment  of  S.R.   Snodgrass,   A.C.  as  independent
     accountants of the Company for the fiscal year ending December 31, 2001;

all as set forth in the Proxy Statement accompanying this notice, and to transact such other business as may properly come before the Meeting and any adjournments. The Board of Directors is not aware of any other business to come before the Meeting. Stockholders of record at the close of business on March 9, 2001 are the stockholders entitled to vote at the Meeting and any adjournments thereof.

         A copy of the Company's Annual Report for the year ended December 31, 2000 is enclosed.

         YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. WE ENCOURAGE YOU TO VOTE BY PROXY SO THAT YOUR SHARES WILL BE REPRESENTED AND VOTED AT THE MEETING EVEN IF YOU CANNOT ATTEND. ALL STOCKHOLDERS OF RECORD CAN VOTE BY WRITTEN PROXY CARD. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE PERSONALLY AT THE MEETING.

                                              BY ORDER OF THE BOARD OF DIRECTORS


                                              /s/John M. Rowse
                                              ----------------------------------
                                              John M. Rowse
                                              Secretary

Beaver Falls, Pennsylvania
March 23, 2001


--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
                                       OF
                                PHS BANCORP, INC.
                                744 SHENANGO ROAD
                        BEAVER FALLS, PENNSYLVANIA 15010
                                 (724) 846-7300
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 26, 2001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     GENERAL
--------------------------------------------------------------------------------

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of PHS Bancorp, Inc. (the "Company") to be used at the Annual Meeting of Stockholders which will be held at Beaver Valley Country Club, Patterson Heights, Beaver Falls, Pennsylvania, on Thursday, April 26, 2001, at 9:00 a.m., eastern time (the "Meeting"). The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are being first mailed to stockholders on or about March 23, 2001. The Company acquired all of the outstanding stock of Peoples Homes Savings Bank (the "Bank") issued in connection with the completion of the holding company reorganization in November 1998. The Company is a subsidiary of PHS Bancorp, M.H.C. (the "MHC"), which was formed in connection with the formation of the mutual holding company. The MHC owns 59.6% of the voting stock of the Company.

         All properly executed written proxies that are delivered pursuant to this proxy statement will be voted on all matters that properly come before the Meeting for a vote. If your signed proxy specifies instructions with respect to matters being voted upon, your shares will be voted in accordance with your instructions. If no instructions are specified, your shares will be voted (a) FOR the election of two directors named in Proposal 1, (b) FOR Proposal 2 (ratification of independent public accountants); and (c) in the discretion of the proxy holders, as to any other matters that may properly come before the Meeting (including any adjournments). Your proxy may be revoked at any time prior to being voted by: (i) filing with the Corporate Secretary of the Company (John M. Rowse, 744 Shenango Road, Beaver Falls, Pennsylvania 15010) written notice of such revocation, (ii) submitting a duly executed proxy bearing a later date, or (iii) attending the Meeting and giving the Secretary notice of your intention to vote in person. Since the MHC owns 59.6% of the Company's common stock outstanding (the "Common Stock") the votes cast by it will be determinative of the outcome of Proposal I (election of directors) and Proposal II (ratification of auditors).

--------------------------------------------------------------------------------
                         VOTING STOCK AND VOTE REQUIRED
--------------------------------------------------------------------------------

         The Board of Directors has fixed the close of business on March 9, 2001 as the record date for the determination of stockholders who are entitled to notice of, and to vote at, the Meeting. On the record date, there were 2,546,600 shares of the Common Stock. Each stockholder of record on the record date is entitled to one vote for each share held.

         The Articles of Incorporation of the Company (the "Articles of Incorporation") provides that, except for the MHC, in no event shall any record owner of any outstanding Common Stock which is beneficially owned, directly or indirectly, by a person who beneficially owns in excess of 10% of the then outstanding shares of Common Stock (the "Limit") be entitled or permitted to any vote with respect to the shares held in excess of the Limit. Beneficial ownership is determined pursuant to the definition in the Articles of Incorporation and includes shares beneficially owned by such person or any of his or her affiliates (as such terms are defined in the Articles of Incorporation), or which such person or any of his or her affiliates has the right to acquire upon the exercise of conversion rights or options and shares as to which such person or any of his or her affiliates or associates have or share investment or voting power, but neither any employee stock ownership or similar plan of the Company or any subsidiary, nor any trustee with respect thereto or any affiliate of such trustee (solely by reason of such capacity of such trustee), shall be deemed, for purposes of the Articles of Incorporation, to beneficially own any Common Stock held under any such plan.

         The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote (after subtracting any shares held in excess of the Limit) is necessary to constitute a quorum at the Meeting. With respect to any matter, any shares for which a broker indicates on the proxy that it does not have discretionary authority as to such shares to vote on such matter (the "Broker Non- Votes") will not be considered present for purposes of determining whether a quorum is present. In the event there are not sufficient votes for a quorum or to ratify any proposals at the time of the Meeting, the Meeting may be adjourned in order to permit the further solicitation of proxies.

         As to the election of directors, the proxy being provided by the Board enables a stockholder to vote for the election of the nominees as submitted as Proposal 1, proposed by the Board, or to withhold authority to vote for the nominees being proposed. Directors are elected by a plurality of votes of the shares present in person or represented by proxy at a meeting and entitled to vote in the election of directors.

         As to the ratification of the independent auditors, which is submitted as Proposal 2, a stockholder may: (i) vote "FOR" the ratification; (ii) vote "AGAINST" the ratification; or (iii) "ABSTAIN" with respect to the ratification. Proposal 2 and any other matters shall be determined by a majority of the total votes cast affirmatively or negatively on such matters without regard to (a) Broker Non-Votes or (b) proxies marked "ABSTAIN" as to that matter.

--------------------------------------------------------------------------------
                                PRINCIPAL HOLDERS
--------------------------------------------------------------------------------

         Persons and groups owning in excess of 5% of the Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"). The following table sets forth, as of the record date, persons or groups who own more than 5% of the Common Stock and the ownership of all executive officers and directors of the Company as a group. Other than as noted below, management knows of no person or group that owns more than 5% of the outstanding shares of Common Stock at the record date. The ownership of all executive officers and directors as a group is presented under "Proposal I -- Election of Directors."

Name and Address                      Amount and Nature of      Percent of Shares of
of Beneficial Owner                   Beneficial Ownership     Common Stock Outstanding(%)
-------------------                   ---------------------    ---------------------------
PHS Bancorp, M.H.C.
744 Shenango Road
Beaver Falls, Pennsylvania  15010           1,518,000                      59.6

--------------------------------------------------------------------------------
             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

         Section 16(a) of the Securities and Exchange Act of 1934, as amended, requires the Company's directors and executive officers to file reports of ownership and changes in ownership of their equity securities of the Company with the Securities and Exchange Commission and to furnish the Company with copies of such reports. To the best of the Company's knowledge, all of the filings by the Company's directors and executive officers were made on a timely basis during the 2000 fiscal year. The Company is not aware of any beneficial owners of more than ten percent of its Common Stock.

--------------------------------------------------------------------------------
                       PROPOSAL I - ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

         The Articles of Incorporation requires that the Board of Directors be divided into three classes. The directors are elected by the stockholders of the Company for staggered three-year terms, or until their successors are elected and qualified. The Board of Directors currently consists of eight members, each of whom serve as a director of the Company, the MHC and Peoples Home Savings Bank (the "Bank"). Two directors will be elected at the Meeting to serve for a three-year term or until a successor has been elected and qualified.

         Douglas K. Brooks and Emlyn Charles (the "Nominees") have been nominated by the Board of Directors to serve for a term of three years. All Nominees are currently members of the Board of Directors. The persons named as proxies in the enclosed proxy card intend to vote for the election of the Nominees, unless the proxy card is marked to indicate that such authorization is expressly withheld. Should any of the Nominees withdraw or be unable to serve (which the Board of Directors does not expect) or should any other vacancy occur in the Board of Directors, it is the intention of the persons named in the enclosed proxy card to vote for the election of such person as may be recommended to the Board of Directors by the Nominating Committee of the Board. If there is no substitute nominee, the size of the Board of Directors may be reduced.

         The following table sets forth information with respect to the Nominees and the other sitting directors, including for each their name, age, the year they first became a director of the Bank or the Company, the expiration date of their current term as a director, and the number and percentage of shares of the Common Stock beneficially owned. Beneficial ownership of executive officers and directors of the Company, as a group, is also shown.

                                                                                                 Shares of
                                                                                               Common Stock
                                                     Year First                                Beneficially
                                                     Elected or          Current Term           Owned as of      Percent
         Name and Title            Age(1)           Appointed(2)          to Expire            March 9, 2001     Owned (%)
         --------------            ------           ------------          ----------           -------------     ---------
BOARD NOMINEES FOR TERMS TO EXPIRE IN 2004

Douglas K. Brooks                       70              1972                 2001                24,573(4)            1.0
Director

Emlyn Charles                           75              1977                 2001                18,074(4)             -- (5)
Director

DIRECTORS CONTINUING IN OFFICE

Joseph D. Belas                         54              2000                 2002                12,000                -- (5)
Director

Howard B. Lenox                         69              1977                 2002                31,673(3)(4)         1.2
Director

James P. Wetzel, Jr.                    56              1986                 2002                60,597(4)            2.3
President, Chief Executive
Officer and Director

John C. Kelly                           70              1973                 2003                47,104(3)(4)         1.8
Director

Earl F. Klear                           77              1968                 2003                11,573(3)(4)          -- (5)
Director

John M. Rowse                           53              1976                 2003                 7,952(3)(4)          -- (5)
Director

All Executive Officers and Directors                                                            213,546               8.2
  as a Group (8 persons)

----------------------------
(1)  At December 31, 2000.
(2) Refers to the year the individual first became a director of the Bank or the Company.
(3) Excludes 67,860 unallocated shares held by the ESOP and also excludes 6,210 shares previously awarded but subject to forfeiture held by the Bank's restricted stock plan over which such directors, as trustees to the ESOP and the restricted stock plan, respectively, exercise shared voting and investment power. Such individuals serving as trustees disclaim beneficial ownership with respect to such shares. For Mr. Lenox, excludes only 6,210 shares previously awarded under the restricted stock plan.
(4) The share amounts include 6,210 shares of Common Stock that such individuals (except Mr. Wetzel) may acquire through the exercise of stock options within 60 days of the record date. For Mr. Wetzel, includes 24,840 shares subject to such stock options.
(5)  Less than 1% of the outstanding common stock.

Biographical Information

         The principal occupation during the past five years of each director and nominee of the Company is set forth below.

Nominees for Directors:

         Douglas K. Brooks is retired as president and chief administrative officer of both John H. Brooks & Sons, Inc., Beaver Falls, Pennsylvania, a construction and excavation equipment rental company and D&T Brooks, Inc., Beaver Falls, Pennsylvania, an industrial and commercial general contracting firm.

         Emlyn Charles retired as president of P.M. Moore Company, Aliquippa, Pennsylvania, a building materials company, in July, 1993.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF THE ABOVE NOMINEES FOR DIRECTORS.

Continuing Directors:

         Joseph D. Belas is currently a self-employed consultant. From July 1969 to March 1999, Mr. Belas was Senior Vice President of Economy Savings Bank,
Aliquippa, Pennsylvania. Economy Savings Bank was acquired by Penn First Bancorp, Ellwood City, Pennsylvania, in March 1994 and merged out of existence in March 1995.

         Howard B. Lenox is the retired manager and a former partner of ComputerLand of Beaver, Pennsylvania, a computer products retailer.

         James P. Wetzel, Jr., has been President and Chief Executive Officer of the Company since 1986. He served as Vice President - Operations prior to being appointed to his current position. Mr. Wetzel has been employed by the Company since 1977.

         John C. Kelly is the manager and 100% owner of Kelly's, Beaver Falls, Pennsylvania, a hardware, paint and gasoline retailer.

         Earl F. Klear  retired as  Executive  Vice  President of the Company in
1985.

         John M. Rowse has been a pharmacist at the Medical Center, Beaver, Pennsylvania, since June 1992. Prior to the Medical Center, Mr. Rowse was a pharmacist at the Beaver Valley Geriatric Center, Beaver, Pennsylvania.

Certain Other Executive Officers Who Are Not Directors

         Richard E. Canonge, 38, has been employed by the Company since 1987 and as Vice President- Finance, Treasurer and Chief Financial Officer of the Company since January 1990. Prior to his current positions, Mr. Canonge, a certified public accountant, was employed with S.R. Snodgrass, A.C., Wexford, Pennsylvania. S.R. Snodgrass, A.C. are the independent auditors for the Company.

         David E. Ault, 53, has been Vice President-Community Banking Officer in charge of community banking and Assistant Secretary of the Company since
September, 1996. Mr. Ault has been a vice president of the Company since December 1985.

         Joseph R. Pollock, III, 44, has been Vice President-Lending since September 1, 1997. Prior to September 1997 Mr. Pollock was the Company's Consumer Loan Officer.

         Paul W. Jewell, 55, has been Vice President-Human Resources and Business Development in charge of personnel and savings since 1986. He has been employed with the Bank in various capacities since 1976.

Meetings and Committees of the Board of Directors

         During the year ended December 31, 2000, the Board of Directors of the Company met 14 times. During the year ended December 31, 2000, no director attended fewer than 75% of the total meetings of the Board of Directors of the Company and the Bank and committees on which such director served. In addition to other committees, the Company had a Nominating Committee, a Salary (Compensation) Committee, and an Audit Committee.

         The Nominating Committee consists of Directors Belas, Lenox, Kelly and Wetzel (Chairman). The committee presents its recommendations of nominees for Directors to the full Board for nomination. Nominations to the Board of Directors made by stockholders must be made in writing to the Secretary and received by the Company not less than 60 days prior to the anniversary date of the immediately preceding annual meeting of stockholders of the Company. Notice to the Company of such nominations must include certain information required pursuant to the Company's Bylaws. The Nominating Committee, which is not a standing committee, met once during the year ended December 31, 2000.

         The Salary (Compensation) Committee consists of Directors Belas, Brooks (Chairman), Charles, Kelly and Lenox. The Committee meets at least annually to review the performance and remuneration of the officers and employees of the Company. The Committee met twice during the year ended December 31, 2000.

         The Audit Committee meets with the Company's independent certified public accountants to review the results of the annual audit and other related matters. The Board of Directors has determined that each of the members of the Audit Committee satisfy the requirements of the NASDAQ as to independence, financial literacy and experience. The responsibility of the Audit Committee are set forth in the charter of the Audit Committee, attached as an appendix to this proxy statement. The Audit Committee is a standing committee and, among other matters, is responsible for developing and maintaining the Company's audit program. The Committee also meets with the Company's independent auditors, S.R. Snodgrass, A.C., to discuss the results of the annual audit and any related matters. At December 31, 2000, total audit fees (which includes fees for quarterly review services) were approximately $40,000. Additionally, fees for indicate any non-audit services which includes tax preparation totalled approximately $44,000. All such services were performed by S.R. Snodgrass, A.C.

         In addition to regularly scheduled meetings, the Audit Committee is available either as a group or individually to discuss any matters that might affect the financial statements, internal controls or other financial aspects of the operations of the Company. The Audit Committee met six times during the year ended December 31, 2000.

Audit Committee Report

         Review of Audited Financial Statements with Management.

         The Audit Committee reviewed and discussed the audited financial statement with the management of the Company.

         Review of Financial Statements and Other Matters with Independent Accountant.

         The Audit Committee discussed by SAS 61 (Codification of Statements on Auditing Standards, AU Section 380), as may be modified or supplemented. The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board No. 1, Independence Discussions with Audit Committees), as may be modified or supplemented, and has discussed with the independent accountant the independent accountant's independence.

         Recommendation that Financial Statements be Included in Annual Report.

         Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the last fiscal year for filing with the Securities and Exchange Commission.

Audit Committee:

         Joseph D. Belas
         Douglas K. Brooks
         Emlyn Charles, Chairman
         Howard B. Lenox
         John C. Kelly

--------------------------------------------------------------------------------
                   DIRECTOR AND EXECUTIVE OFFICER COMPENSATION
--------------------------------------------------------------------------------

         Non-employee members of Board of Directors of the Bank were paid an annual retainer of $17,266 during the year ended December 31, 2000 and are permitted 12 paid excused absences. Members of the Board's committees receive $100 per meeting attended. Directors do not currently receive compensation for their service on the Board of the Company. For the year ended December 31, 2000, total fees paid by the Bank to directors were approximately $125,000.

         The Company sponsors a Trustees Retirement Plan ("TRP") to provide retirement benefits to directors (formerly trustees in mutual form) of the Company who are not officers or employees ("Outside Trustees"). Any director who has served as an Outside Trustee is a participant in the TRP and payments under the TRP commence once the Outside Trustee ceases being a director of the Company. The TRP provides a retirement benefit based on the number of years of service to the Company. Outside Trustees receive 70% of the final average Board compensation (as defined in the TRP) for a period of 120 months following retirement (after not less than 15 years of Board service) or upon a termination of service following a change in control of the Company. At December 31, 2000, there were no payments made under the TRP.

         Under the 1998 Stock Option Plan ("Option Plan") and the Bank's Restrictive Stock Plan ("RSP"), the directors, except Mr. Belas, were granted stock options and awarded RSP shares. As of December 31, 2000, all shares awarded under the Option Plan have been vested. RSP shares are exercisable at the rate of 25% per year commencing one year from the effective date of grant. Under the Option Plan and RSP, Mr. Wetzel received 24,840 options and 9,936 RSP shares. The non-employee directors, except Mr. Belas, each received 6,210 option shares and 2,484 RSP shares. Directors also receive dividends on the RSP shares and dividend equivalent payments on options.

Executive Compensation

         The following table sets forth the cash and non-cash compensation awarded or earned by the Chief Executive Officer of the Company. Except as set forth below, no executive officer of the Company had salaries and bonuses during the year ended December 31, 2000 which exceeded $100,000 for services rendered in all capacities to the Company.

                                                                             Long Term
                                         Annual Compensation             Compensation Awards
                                       ------------------------     --------------------------------
                                                                    Restricted       Securities
Name and                  Fiscal                                    Stock            Underlying          All Other
Principal Position        Year         Salary($)      Bonus($)      Award(s) ($)     Options/SARs(#)     Compensation ($)
------------------        ----         ---------      --------      ------------     ---------------     ----------------

James P. Wetzel, Jr.      2000          154,500       15,850              --                --               52,860(3)
President and Chief       1999          154,500           --              --                --               54,095
  Executive Officer       1998          154,500           --         139,725(1)         24,840(2)            56,640

--------------------
(1) Represents awards of 9,936 shares of Common Stock under the Restricted Stock Plan based upon the value of such stock of $14.065 per share as of the date of such award. As of December 31, 2000, value of unvested shares of restricted stock (2,484 shares) was $10.25 per share or $25,461 in the aggregate. Such stock awards become non-forfeitable at the rate of 2,484 shares per year commencing on December 15, 1998. Dividends are paid for all shares awarded.
(2) Represents award of options exercisable at the rate of 331/3% per year commencing on October 22, 1998. The exercise price equals the market value of Common Stock on the date of grant of $11.8125. Dividend equivalent payments are received on the option owned. See " -- Stock Awards."
(3) Represents $6,800 employer contributions to the Company's 401(k) Profit Sharing Plan, $24,000 Supplemental Retirement Plan contributions during 2000, $10,731 of dividends paid on stock options, and 729 shares allocated under the Employee Stock Ownership Plan ("ESOP"), at an average cost of $15.54 per share. At December 31, 2000, the market value of such ESOP shares was $7,472.

         Stock Awards. The following table sets forth information with respect to previously awarded stock options to purchase the Common Stock granted in 1998 to Mr. Wetzel and held by him as of December 31, 2000. The Company has not granted to Mr. Wetzel any stock appreciation rights ("SARs").

                         Aggregated Option/SAR Exercises in Last Fiscal Year, and FY-End Option/SAR Values
                         ---------------------------------------------------------------------------------
                                                                            Number of Securities
                                                                           Underlying Unexercised         Value of Unexercised
                                                                              Options/SARs at           In-The-Money Options/SARs
                                                                                 FY-End (#)                   at FY-End ($)
                            Shares Acquired
Name                        on Exercise (#)     Value Realized($)(1)    Exercisable/Unexercisable     Exercisable/Unexercisable(1)
----                       -----------------    --------------------    -------------------------     ----------------------------

James P. Wetzel, Jr.              --                     --                   24,840/0                      $ -- / $ --

------------------
(1) Based upon an exercise price of $11.8125 per share and estimated price of $10.25 at December 31, 2000.

Other Benefits

         Employment Agreement. The Bank entered into a three-year employment agreement with James P. Wetzel, Jr., its President and Chief Executive Officer. The agreement provides that Mr. Wetzel may be terminated by the Bank for "just cause" as defined in the agreement. If the Bank terminates Mr. Wetzel without just cause, he will be entitled to a continuation of salary from the date of termination through the remaining term of the agreement. The employment agreement also contains a provision stating that in the event of involuntary termination of employment in connection with any change in control of the Bank, Mr. Wetzel will be paid a lump sum amount equal to 2.99 times his prior five year average compensation. In the event of a change of control as of December 31, 2000, Mr. Wetzel would have received approximately $429,000.

         Supplemental Executive Retirement Plan ("SERP"). Effective January 1, 1995, the Bank adopted an unfunded SERP for the benefit of Mr. Wetzel, President. The purpose of the SERP is to attract and retain executives by providing additional retirement benefits to supplement the other retirement benefits provided to all employees. The targeted level of retirement benefits under the SERP are calculated as 2.25% of the final average compensation (as defined in the SERP) times years of service, reduced by payments under the Company's defined benefit pension plan. Benefits payable prior to age 65 are reduced by 2.5% for each year of payment prior to age 65. The SERP provides that the Company will pay the benefits under the SERP for a period of 120 months. Benefits under the SERP are immediately payable upon death or disability of the participant, or upon the termination of the participant (other than for cause), after obtaining age 55. For the year ended December 31, 2000, Mr. Wetzel had an accrued SERP benefit of approximately $150,000, and such benefit under the SERP was vested.

--------------------------------------------------------------------------------
                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
--------------------------------------------------------------------------------

         The Bank has followed the policy of offering residential mortgage loans for the financing of personal residences, share loans, and consumer loans to its officers, directors and employees. Loans are made in the ordinary course of business and also made on substantially the same terms and conditions, including interest rate and collateral, as those of comparable transactions prevailing at the time with other persons, and do not include more than the normal risk of collectibility or present other unfavorable features.

--------------------------------------------------------------------------------
            PROPOSAL II -- RATIFICATION OF APPOINTMENT OF ACCOUNTANTS
--------------------------------------------------------------------------------

         S.R. Snodgrass, A.C. was the Company's independent public accountants for the 2000 fiscal year. The Board of Directors has appointed S.R. Snodgrass, A.C. to be its accountants for the fiscal year ending December 31, 2001, subject to ratification by the Company's stockholders. A representative of S.R.
Snodgrass, A.C. is expected to be present at the Meeting to respond to stockholders' questions and will have the opportunity to make a statement if the representative so desires.

         Ratification of the appointment of the accountants requires the affirmative vote of a majority of the votes cast by the stockholders of the Company at the Meeting. The Board of Directors recommends that stockholders vote "FOR" the ratification of the appointment of S.R. Snodgrass, A.C. as the Company's accountants for the 2001 fiscal year.

--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

         In order to be considered for inclusion in the Company's proxy statement for the annual meeting of stockholders to be held in 2002, all stockholder proposals must be submitted to the Secretary at the Company's office, 744 Shenango Road, Beaver Falls, Pennsylvania 15010, on or before November 22, 2001. Under the Articles of Incorporation, in order to be considered for possible action by stockholders at the 2002 annual meeting of stockholders, stockholder nominations for director and stockholder proposals not included in the Company's proxy statement must be submitted to the Secretary of the Company, at the address set forth above, no later than February 24, 2002.

--------------------------------------------------------------------------------
                                 MISCELLANEOUS
--------------------------------------------------------------------------------

         The  cost of  soliciting  proxies  will be borne  by the  Company.  The
Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers, and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

--------------------------------------------------------------------------------
                                   FORM 10-KSB
--------------------------------------------------------------------------------

A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB AS FILED WITH THE SECURITIES EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE SECRETARY, PHS BANCORP, INC., 744 SHENANGO ROAD, BEAVER FALLS, PENNSYLVANIA 15010.

                                              BY ORDER OF THE BOARD OF DIRECTORS


                                              /s/John M. Rowse
                                              ----------------------------------
                                              John M. Rowse
                                              Secretary

Beaver Falls, Pennsylvania
March 23, 2001

                                                                        APPENDIX

                                PHS BANCORP, INC.
                             AUDIT COMMITTEE CHARTER

Committee Responsibilities

         The Audit Committee of the Board of Directors of PHS Bancorp, Inc. (the "Company") shall be a standing committee and is responsible for oversight of the Company's financial reporting and internal controls. The Audit Committee (the "Committee") reports to the Board of Directors (the "Board") and its primary function is to assist the Board in fulfilling its responsibility to shareholders related to financial accounting and reporting, the system of internal controls established by management and the adequacy of auditing relative to these activities. The Committee is granted the authority to investigate any activity of the Company and it is empowered to retain persons having special competence as necessary to assist the Committee in fulfilling its responsibilities.

         The Committee shall:

          o Provide for an open avenue of communications between the independent accountants and the Board and, at least one (1) time annually, meet with the independent accountants in private session.

          o Review the qualifications and evaluate the performance of the independent accountants and make recommendations to the Board regarding the selection, appointment or termination of the independent accountants. The independent accountants shall be ultimately accountable to the Board and the Committee, as representatives of shareholders.

          o    Receive  on  an  annual  basis  a  written   statement  from  the
               independent accountant detailing all relationships between the independent accountant and the Company consistent with requirements of the Independence Standards Board Standard 1, as may be modified or supplemented. The Committee shall actively engage in a dialogue with the independent accountants with respect to any disclosed relationships or services that may impact objectivity and independence of the independent accountants, and take, or recommend that the full Board take, appropriate action to oversee the independence of the independent accountants.

          o Review and approve the independent accountants' annual engagement letter.

          o Review with the independent accountants (1) the proposed scope of their examination with emphasis on accounting and financial areas where the Committee, the independent accountants or management believe special attention should be directed, (2) results of their audit, (3) their evaluation of the adequacy of the system of internal controls, (4) significant disputes, if any, with management and (5) cooperation received from management in the conduct of the audit.

          o Review significant accounting, reporting, regulatory or industry developments affecting the Company.

          o Review interim results with the Company's financial officer and the independent accountants prior to the public announcement of financial results and the filing of the Form 10-Q or Form 10-QSB.

          o Discuss with management and the independent accountants, any issues regarding significant risks or exposures and assess the steps management has taken to minimize such risk.

          o Discuss with the independent accountants SAS 61 matters, as may be, modified or supplemented.

          o Make a recommendation to the Board as to whether the financial statements should be included in the Company's Annual Report on Form 10-K or Form 10-KSB.

          o Approve the report of Audit Committee to be included in the Company's Proxy Statement for its Annual Meeting of Shareholders.

          o Perform such other functions as assigned by law, the Company's bylaws or as the Board deems necessary and appropriate.

Committee Membership

         The membership of the Committee shall be:

          o    appointed by the Board,

          o comprised of independent directors as defined by the applicable regulatory authorities, and

          o    consist of at least three members.

Committee Meetings

         Meetings will be held as required, but no less than once a year. Minutes will be recorded and reports of committee meetings will be presented at the next Board meeting.

Committee Charter Review and Approval

         This Audit Committee Charter shall be reviewed, reassessed, and approved by the Board annually and shall be included in the proxy at least every three years.

APPENDIX I


--------------------------------------------------------------------------------
                                PHS BANCORP, INC.
                                744 SHENANGO ROAD
                        BEAVER FALLS, PENNSYLVANIA 15010
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 26, 2001
--------------------------------------------------------------------------------

         The undersigned hereby appoints the Board of Directors of the Company, or its designee, with full powers of substitution to act, as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders, to be held at Beaver Valley Country Club, Patterson Heights, Beaver Falls, Pennsylvania, on Thursday, April 26, 2001, at 9:00 a.m., eastern time, and at any and all adjournments thereof, as follows:

                                                                    FOR ALL
                                                   FOR   WITHHOLD   EXCEPT
                                                   ---   --------   -------

1.       The election of directors as              |_|      |_|       [_]
         nominees listed below (except as
         marked to the contrary):

                   Douglas K. Brooks
                   Emlyn Charles

         (Instruction: To withhold authority
         to vote for any individual nominee,
         mark "For All Except" and write
         that nominee's name in the space
         space provided below)

         -----------------------------------------------------------------------

                                                   FOR        AGAINST    ABSTAIN
                                                   ---        -------    -------

2.       The ratification of the                   |_|          |_|        |_|
         appointment of S.R. Snodgrass,
         A.C. as independent accountants
         for the Company for the fiscal
         year ending December 31, 2001.


         The  Board of  Directors  recommends  a vote  "FOR"  the  above  listed
propositions.                                           ---

--------------------------------------------------------------------------------
THIS SIGNED PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS SIGNED PROXY WILL BE VOTED FOR THE PROPOSITION STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS SIGNED PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
--------------------------------------------------------------------------------

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

         Should the undersigned be present and elect to vote at the Meeting, or at any adjournments thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this Proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke this Proxy by filing a subsequently dated Proxy or by written notification to the Secretary of the Company of his or her decision to terminate this Proxy.

         The undersigned acknowledges receipt from the Company prior to the execution of this Proxy of a Notice of the Annual Meeting, a Proxy Statement dated March 23, 2001, and the 2000 Annual Report.


Dated:             , 2001     |_|    Please check here if you plan to attend the
      -------------------            Meeting.



-----------------------------------           ----------------------------------
PRINT NAME OF STOCKHOLDER                     PRINT NAME OF STOCKHOLDER



-----------------------------------           ----------------------------------
SIGNATURE OF STOCKHOLDER                      SIGNATURE OF STOCKHOLDER


Please sign exactly as your name appears on the enclosed card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.


--------------------------------------------------------------------------------
PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.
--------------------------------------------------------------------------------